EXHIBIT 10.32


                             AMENDMENT 3 TO EXHIBIT A

                         BIOTECHNOLOGY SERVICE AGREEMENT


EXHIBIT A to BIOTECHNOLOGY SERVICE AGREEMENT dated July 1, 1994, by and between BIOCEM S.A. and LG SEEDS, INC., is hereby amended as follows:

For the one-year period beginning on July 1, 1997, LG Seeds, Inc. agrees to pay a fee (the "Annual Fee") of $50,000 for services rendered under the Agreement.

All other terms and conditions remain the same.




LG SEEDS, INC.		                      			BIOCEM S.A.

/s/  B. CARETTE                           /s/
B. CARETTE
President and Chief Operating Officer     Chief Executive Officer